                                                                      EXHIBIT 21

                     VENATOR GROUP, INC. AND SUBSIDIARIES 1/

                                  April 1, 1999

                                                      State or Other
Name                                           Jurisdiction of Incorporation
----                                           -----------------------------
Venator Group, Inc.                                      New York
         AfterThoughts, Inc.                             Delaware
         eVenator, Inc.                                  Delaware
             Eastbay, Inc.                               Wisconsin
         Foot Locker Asia, Inc.                          Delaware
         Foot Locker Asia Limited                        Hong Kong
         Foot Locker Australia, Inc.                     Delaware
         Foot Locker Austria GmbH                        Austria
         Foot Locker Belgium N.V.                        Belgium
         Foot Locker Denmark ApS                         Denmark
         Foot Locker China, Inc.                         Delaware
         Foot Locker Europe B.V.                         Netherlands
         Foot Locker France S.A.                         France
             CB Diffusion S.A.                           France
             Faust S.A.R.L.                              France
             Florentin Freres-Primaprix S.A.             France
             Les Nouveautes du Centre S.A.R.L.           France
             Privilege S.A.                              France
         Foot Locker Germany GmbH                        Germany
         Foot Locker Italy S.r.l.                        Italy
         Foot Locker Japan, Inc.                         Delaware
         Foot Locker Japan K.K.                          Japan
         FootLocker Netherlands B.V.                     Netherlands
         Foot Locker Singapore Pte. Ltd.                 Singapore
         Foot Locker Spain S.L.                          Spain
         Foot Locker Sweden Aktiebolag                   Sweden
         Foot Locker (Thailand) Co., Ltd.                Thailand

----------------------------------

     1/ The name of each subsidiary company is indented under the name of its parent company and, unless otheriwse noted in a footnote, each such subsidiary company is % owned by its parent. Directors' qualifying shares, if any, are deemed to be beneficially owned by a subsidiary's parent company. All subsidiaries wholly owned, directly or indirectly, by Venator Group, Inc. are consolidated with Venator Group, Inc. for accounting and financial reporting purposes.

                                                           State or Other
Name                                               Jurisdiction of Incorporation
----                                              ------------------------------
[Venator Group, Inc.]
         Foot Locker U.K. Limited                                U.K.
             Freedom Sportsline Limited                          U.K.
               Venator Group Realty Europe Limited               U.K.
         Kids Mart, Inc.2/                                       Florida
         Kids Mart, Inc.                                         Delaware
         Little Folk Shop Inc.                                   Delaware
         Northern Reflections Inc.                               Delaware
         Randy River, Inc.                                       Delaware
         The Richman Brothers Company                            Ohio
             Custom Cut, Inc.                                    Delaware
         RX Place, Inc.                                          Delaware
         The San Francisco Music Box Company                     California
         Specialty Times, Inc.                                   Delaware
         Team Edition Apparel, Inc.                              Florida
         Venator Group Specialty, Inc.                           New York
             Afterthoughts Boutiques, Inc.                       Delaware
             Barclay Park and Church Advertising Inc.            Delaware
             Checklot Service Center, Inc.                       Delaware
             Frame Scene, Inc.                                   Delaware
             Herald Square Stationers, Inc.                      Delaware
             Lamston 37-33/45 Seventy-Fourth Street Corp.        New York
             Lamston 69-73/5 Grand Avenue Corp.                  New York
             Lamston 1279 Third Avenue Corp.                     New York
             Red Grille of Hawaii, Inc.                          Delaware
             Red Grille of Louisiana, Inc.                       Delaware
             Trade Center Realty, Inc.                           Delaware
             Woolco Fashionwear Corp.                            Delaware
             Woolco Inc.                                         Delaware
             233 Broadway, Inc.                                  New York
             340 Supply Co.                                      Pennsylvania
             Venator Group Franchises LLC                        Delaware
             Venator Group Investments LLC                       Delaware
             Rosedale Accessory Lady, Inc.                       Minnesota
             Accessory Lady, Inc.                                Texas
             Atlanta Southlake Accessory Lady, Inc.              Georgia

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     2/  1 million  shares of Series A Convertible  Preferred  Stock,  par value
$.001 per share, pursuant to a Stock Acquisition Agreement dated May 20, 1996.

                                                            State or Other
Name                                               Jurisdiction of Incorporation
----                                              ------------------------------
[Venator Group, Inc.  --  (Cont.)]
         [Venator Group Specialty, Inc.  --  (Cont.)]
              [Rosedale Accessory Lady, Inc. -- (Cont.)]
             Beachwood Accessory Lady, Inc.                      Ohio
             Brea Accessory Lady, Inc.                           California
             Bridgewater Commons Accessory Lady, Inc.            New Jersey
             Buckland Hills Accessory Lady, Inc.                 Connecticut
             Cherry Hill Accessory Lady, Inc.                    New Jersey
             Chesterfield Accessory Lady, Inc.                   Virginia
             Chicago Accessory Lady, Inc.                        Illinois
             Copley Place Accessory Lady, Inc.                   Massachusetts
             Colonie Center Accessory Lady, Inc.                 New York
             Crabtree Mall Accessory Lady, Inc.                  North Carolina
             Dadeland Center Accessory Lady, Inc.                Florida
             Delamo Accessory Lady, Inc.                         California
             Fashion Valley Accessory Lady, Inc.                 California
             Four Seasons Accessory Lady, Inc.                   North Carolina
             Fox Valley Accessory Lady, Inc.                     Illinois
             Garden State Accessory Lady, Inc.                   New Jersey
             The Gardens Accessory Lady, Inc.                    Florida
             Glendale Accessory Lady, Inc.                       California
             Grand Avenue Accessory Lady, Inc.                   Wisconsin
             Hanes Mall Accessory Lady, Inc.                     North Carolina
             Hawthorne Center (IL.) Accessory Lady, Inc.         Illinois
             Lakeside Accessory Lady, Inc.                       Louisiana
             Mainplace Accessory Lady, Inc.                      California
             Mall Del Norte Accessory Lady, Inc.                 Texas
             McAllen Accessory Lady, Inc.                        Texas
             Penn Square Accessory Lady, Inc.                    Oklahoma
             Pentagon City Accessory Lady, Inc.                  Virginia
             Raceway Accessory Lady, Inc.                        New Jersey
             Randhurst Accessory Lady, Inc.                      Illinois
             Regency Square Accessory Lady, Inc.                 Florida
             Ridgedale Accessory Lady, Inc.                      Minnesota
             McLean Accessory Lady, Inc.                         Virginia
             Menlo Park Accessory Lady, Inc.                     New Jersey
             Montclair Accessory Lady, Inc.                      California
             Montgomery Accessory Lady, Inc.                     Maryland
             Northbrook Accessory Lady, Inc.                     Illinois
             North County Fair Accessory Lady, Inc.              California
             Northridge Accessory Lady, Inc.                     California
             Oakbrook Center Accessory Lady, Inc.                Illinois
             The Oaks Accessory Lady, Inc.                       California

                                                            State or Other
Name                                               Jurisdiction of Incorporation
----                                              ------------------------------
[Venator Group, Inc.  --  (Cont.)]
         [Venator Group Specialty, Inc.  --  (Cont.)]
                  [Rosedale Accessory Lady, Inc. -- (Cont.)]
             Orlando Accessory Lady, Inc.                        Florida
             Paradise Valley Accessory Lady, Inc.                Arizona
             Palm Beach Mall Accessory Lady, Inc.                Florida
             Paramus Park Accessory Lady, Inc.                   New Jersey
             The Parks Accessory Lady, Inc.                      Texas
             Riverside Hackensack Accessory Lady, Inc.           New Jersey
             Roosevelt Field Accessory Lady, Inc.                New York
             Scottsdale Accessory Lady, Inc.                     Arizona
             Southdale Accesory Lady, Inc.                       Minnesota
             St. Louis Galleria Accessory Lady, Inc.             Missouri
             Stoneridge Accessory Lady, Inc.                     California
             Stonestown Accessory Lady, Inc.                     California
             Sunrise Boulevard (Fla.) Accessory Lady, Inc.       Florida
             Sunvalley Accessory Lady, Inc.                      California
             Towson Accessory Lady, Inc.                         Maryland
             Tri-County Accessory Lady, Inc.                     Ohio
             Tysons Corner Accessory Lady, Inc.                  Virginia
             Valley Fair Accessory Lady, Inc.                    California
             Willowbrook Accessory Lady, Inc.                    New Jersey
             Woodman Avenue Accessory Lady, Inc.                 California
         Venator Group Retail, Inc.                              New York
             Armel, Inc.                                         Florida
                 Armel Acquisition, Inc.                         Florida
                     Champs of Crossgates, Inc.                  Florida
                     Champs of Holyoke, Inc.                     Florida
                     Champs Sporting Goods of
                     Esplanade, Inc.                             Florida
                     Champs Sporting Goods, Inc.                 Tennessee
                     Champs Sport Shops, Inc. of Maryville       Florida
                     Champs Sport Shops, Inc. of Cutler Ridge    Florida
                     Champs Sport Shops, Inc. of Broward         Florida
                     Champs Sport Shops of Daytona, Inc.         Florida
                     San Del of Jacksonville, Inc.               Florida
                     Champs Sport Shops, Inc. of 163rd Street    Florida
                     San Del, Inc. of Atlanta                    Florida
                     Champs Four Seasons, Inc.                   North Carolina
                     Joe Chichelo, Inc.                          Florida
                     Champs Sport Shops, Inc.                    Florida
                     Champs Sport Shops, Inc. of Aventura        Florida


                                                            State or Other
Name                                               Jurisdiction of Incorporation
----                                              ------------------------------
[Venator Group, Inc.  --  (Cont.)]
         [Venator Group Retail, Inc.  --  (Cont.)]
                  [Armel, Inc. -- (Cont.)]
                     Champs Sporting Goods of N.C., Inc.         North Carolina
                     Champs Sport Shops, Inc. of
                       Miami International                       Florida
                     Champs Sporting Goods, Inc.                 Louisiana
                     Champs Sport Shops, Inc. of Omni            Florida
                     Champs Sport Shops, Inc. of Nashville       Florida
                     Champs Sport Shops, Inc. of Houston         Florida
                     Champs Sport Shops, Inc. of Fort Lauderdale Florida
                     Sneakers Inc. of Greensboro                 North Carolina
                     Sneakers Inc. of Knoxville                  Tennessee
                     Sneakers Inc. of Daytona Beach              Florida
                     Champs of Maryland, Inc.                    Florida
                     Champs of Virginia, Inc.                    Florida
                     SneaKee Feet of Maryland, Inc.              Florida
                     SneaKee Feet of Montgomery Village, Inc.    Florida
                     SneaKee Feet of North Carolina, Inc.        Florida
                     Runner-Up of Orlando, Inc.                  Florida
                     SneaKee Feet of Tampa, Inc.                 Florida
                     SneaKee Feet, Inc.                          Florida
                     Champs of Missouri, Inc.                    Missouri
                     Champs Sport Shops of Maryland, Inc.        Maryland
                     Champs of Connecticut, Inc.                 Connecticut
                     Champs Sport Shops of Massachusetts, Inc.   Massachusetts
                     Champs of Georgia, Inc.                     Georgia
                     Champs of New Jersey, Inc.                  New Jersey
                     Champs of Oklahoma, Inc.                    Oklahoma
                     Champs of Tennessee, Inc.                   Tennessee
                     SneaKee Feet of Washington Outlet Mall, Inc.Florida
               Foot Locker Atlantic City LLC                     Delaware
               Menlo Trading Company                             California
                     Athletic Shoe Factory, Inc.                 California
               Simpson's Ferry Leasing Corp.                     Delaware
               Janess Properties, Inc.                           Delaware
               Venator Group Corporate Services, Inc.            Delaware
               Kinney Trading Corp.                              New York
               Robby's Sporting Goods, Inc.                      Florida
         SFMB Specialty Corporation                              California
         Venator Group Realty Corporation                        New York
         Venator Group Holdings, Inc.                            New York


                                                            State or Other
Name                                               Jurisdiction of Incorporation
----                                              ------------------------------
[Venator Group, Inc.  --  (Cont.)]
      Retail Company of Germany, Inc.                            Delaware
      Woolworth Holding S.A. de C.V.                             Mexico
                Foot Locker de Mexico, S.A. de C.V.              Mexico
                Distribuidora Foot Locker S.A. de C.V.           Mexico
      Venator Group Canada Inc.                                  Canada
                142739 Canada Limited                            Canada
      Venator Group Sourcing, Inc.                               Delaware
      Venator Group Australia Limited                            Australia
                Colorado Adventure Clothing Pty. Ltd.            Australia
                Mathers Enterprises Limited                      Australia
                Williams the Shoemen Pty. Ltd.                   Australia
